UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report:  April 6, 2015
Date of earliest event reported:  April 1, 2015
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MAXIMUS, INC.
(Exact name of registrant as specified in its charter)

Virginia	1-12997	54-1000588
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1891 Metro Center Drive, Reston, Virginia	20190-5207
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (703) 251-8500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously announced in a Form 8-K filed on March 9, 2015, MAXIMUS Federal Services, Inc., a wholly-owned subsidiary of MAXIMUS, Inc. (the “Company”), entered into a definitive Equity Purchase Agreement (the “Purchase Agreement”) on March 6, 2015 to acquire Acentia, LLC (“Acentia”) for a cash purchase price of $300 million, subject to certain reductions and adjustments (the “Acquisition”).  The Acquisition was completed on April 1, 2015.  The Company funded the Acquisition and related costs and expenses with cash on hand and a borrowing of $225 million under its revolving credit facility.

The foregoing does not constitute a complete summary of the terms of the Purchase Agreement, and reference is made to the complete text of the Purchase Agreement filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 9, 2015 and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 2.01 above is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On April 6, 2015, the Company issued a press release announcing the completion of the Acquisition.  The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into future filings by the Company under the Exchange Act or under the Securities Act of 1933, except to the extent specifically provided in any such filing.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired

The Company will furnish the financial statements of the business acquired as required by Item 9.01(a) by amendment not later than 71 calendar days after the date on which the initial Current Report on Form 8-K with respect to the consummation of the Acquisition reported under Item 2.01 of this report is required to have been filed with the SEC pursuant to SEC rules.

(b)	Pro Forma Financial Information

The Company will furnish the pro forma financial information required by Item 9.01(b) by amendment not later than 71 calendar days after the date on which the initial Current Report on Form 8-K with respect to the consummation of the Acquisition reported under Item 2.01 of this report is required to have been filed with the SEC pursuant to SEC rules.

(d)	Exhibits.

Exhibit No.

2.1	Equity Purchase Agreement dated as of March 6, 2015 by and among Acentia, LLC, Certain of the Equity Holders of Acentia, LLC, SPG Acentia Seller Representative, LLC, MAXIMUS Federal Services, Inc. and MAXIMUS, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed March 9, 2015)

99.1	Press Release dated April 6, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIMUS, Inc.

Date:	April 6, 2015	By:	/s/ David R. Francis
David R. Francis
General Counsel and Secretary

EXHIBITS

Exhibit No.

99.1	Press Release dated April 6, 2015.

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